Dreyfus
Socially Responsible  Growth Fund, Inc.
Semi-Annual
Report

June 30, 1997

The Dreyfus Socially Responsible Growth Fund, Inc.
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this semi-annual report for The Dreyfus Socially Responsible Growth Fund, Inc. for the six-month reporting period ended June 30, 1997. Over this period, your Fund produced a total return of 16.33%,* which compares with a total return of 20.60% for the Standard & Poor's 500 Composite Stock Price Index (S&P 500).**

ECONOMIC REVIEW

   Will they or won't they? This year's cliffhanger, repeated each time the Federal Reserve Board (the Fed) Open Market Committee meets, reflects differing views on the need for monetary tightening between (1) those who point to a fundamentally strong economy operating with little slack, and (2) those who point to the absence of rising inflation. At issue is the business cycle, now in its seventh year of expansion, which on one view may be vulnerable to renewed inflation. The alternative theory is that the business and inflation cycles have been eliminated by global capacity and the technology era. The benign economic environment has kept market interest rates within their range of the past 18 months, swaying with the fluctuations of short-term economic evidence.

   When the Fed tightened the Federal Funds rate 25 basis points in March, it was primarily because real Gross Domestic Product (GDP) in the first calendar quarter of 1997 was growing at a 5.8% annualized pace on the heels of 3.8% growth in the fourth quarter of 1996. However, by the Fed's May meeting, economic evidence indicated a slowing economy in March and April, allowing the Fed to stand pat. Furthermore, the Fed took no action at its July meeting. Could this be the long awaited slowdown? Evidence for the second quarter continues to portray a slower economy, although the pace of manufacturing activity seems to be quickening again.

   Faster economic growth since last fall has been accompanied by slower price inflation. Domestically, a stronger dollar this year is keeping down prices of many import-competing products. Additionally though, rising hourly wages are not yet translating into significant wage inflation. Rather, they are frequently ascribed to well-earned productivity rewards, while employee benefit costs continue to be contained.

     The risk for corporate profits is probably more clear-cut. The combination of weak pricing power and a tightening labor market would likely hurt profits in a sustained economic slowdown. Through the second quarter, however, profits continued to surprise on the upside, and we currently expect overall profits to post modest gains in 1997.

MARKET OVERVIEW

   Over the past 12 months the market has changed personalities several times as investors have been keeping one eye on the economy and the Fed, and the other on valuation and earnings of stocks. While pundits were alleging that the market had crossed over the irrational level in its valuation of large-cap stocks, economists were slugging it out over "slow to moderate growth" versus "reacceleration" of economic growth. Confusion resulted, and that, combined with fears of a vigilant Fed, led to a sharp correction last July, when the various averages plunged anywhere from 6% on the S&P 500 to 10% on the Nasdaq. Since then the market has been on a sometimes turbulent but persistent uptrend, with a group of big-cap stocks leading the way. Alan Greenspan's implied threat of raising rates to counter what he calls "irrational exuberance" has not deterred the strong engine of money flow that continues to fuel the market. With economic growth healthy but moderate, inflation all but absent from the economy, and earnings growth weighing in at respectable levels for this time in the cycle, most naysayers are capitulating and trying to look back in history to figure out when the market has been so strong for so long.

   Nineteen ninety-seven got off to a good start as the market was fueled by typical annual asset allocation shifts by investors, payment of 1996 bonuses, and households continuing to invest for the future. Portfolio managers looked to 1996 laggards and stocks with cheap relative valuations, which were primarily in the cyclical area. Early in 1997, the economy was beginning to show prospective signs of strength. This resulted in the market focusing on economically sensitive stocks, realizing that perhaps these companies' chances for profit had been declared dead too soon. Consumer growth companies also continued their reign as the market decided that large, liquid, stable, growing companies were still the best hedge against an uncertain economy. But what really influenced the market in the face of Mr. Greenspan's "irrational exuberance" comment was the fact that the economy (along with the financial markets) was showing some unnerving signs of strength. Housing data, labor market tightening, stronger business spending than expected, retail sales, and increasing consumer confidence levels due to low unemployment and strong financial market performance all led to the Fed increasing interest rates in March as a precautionary measure. This brought about a market setback in late March and early April which proved short-lived.

   Since then the market has come to realize that the corporate profit picture, albeit in a slower growth mode, is still intact. And the economy, at least for now, does not appear to be in any imminent danger of inflation. June marked the sixth straight month of wholesale price index (PPI) decreases while retail sales turned up after declining for three months.

PORTFOLIO FOCUS

   The Fund's strongest return contributions came from the financial services, consumer staples and technology sectors. We continue to favor these areas on the secular themes of savings and investment, globalization and productivity. The Fund's performance during the period benefited from its holdings in Allstate, AFLAC, SunAmerica, Colgate-Palmolive, Gillette, Coca-Cola, Microsoft, BMC Software, and US Robotics. Each of these companies not only outperformed the market, but also outperformed their corresponding sectors. Each delivered robust earnings gains during the past 12 months and convinced Wall Street that the future was indeed bright for these companies.

   After a dismal performance in the first quarter of 1997, technology regained investors' attention and performed well during the second quarter of 1997. We currently intend to take profits in this area on strength but will remain slightly overweighted, as we continue to like the long-term picture for technology. Consumer staple stocks continue to attract interest because of the stability of their earnings, although many, we believe, are reaching full valuation. The financial stocks benefited from a rebound in the bond market as investors correctly concluded that the Fed will leave rates unchanged as it did at its July meeting. We currently remain overweighted in this group as we believe that company-specific fundamentals remain intact and also that the long-term direction of interest rates is lower.

     The transportation and industrial sectors performed well during the period. However, our underweighting in these two sectors hurt performance. The portfolio was also hurt by the poor performance of stocks in the consumer cyclical sector, including OfficeMax and Viking Office Products.

SOCIAL GOALS

   Social screening is part of the Fund's fundamental investment objective, and Fund management is continually involved in ensuring that portfolio holdings exhibit evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America based on the Fund's social criteria. The Fund's strong performance relative to its Lipper peer group reveals, in the opinion of Fund management, that solid social screening and attractive financial returns are not incompatible. For example, we believe that companies with solid environmental policies and practices can exhibit more stable returns over the long run as they benefit from increased efficiencies and avoid potential costly liability settlements. In addition, companies that take their environmental responsibilities seriously realize that by reducing in-house waste and packaging costs, minimizing toxic releases, and increasing the use of recycling, they can generate substantial cost savings, and are able to foster better relations not only with the communities they operate in but with the public at large.

   We have positive news to report on a number of the Fund's core holdings. Sun Microsystems recently received the EPA's "Energy Star Office Equipment Partner of the Year Award" for promoting the importance of energy conservation throughout the company. BankAmerica, one of the Fund's largest holdings for some time, has signed the Coalition for Environmentally Responsible Economies (CERES) principles. On the diversity front, two of the companies currently held in the Fund's portfolio, Avon Products and Allstate, won 1997 Catalyst Awards for initiatives that underscore their commitment to the promotion and advancement of women.

OUTLOOK

   Currently, the outlook for the stock market appears to be positive. Lower interest rates, modest economic growth, no evident threat of inflation, and continued money flows into equity mutual funds bode well for the market. However, somewhat pricey valuations and whispers of potential reaccelerating economic growth temper our enthusiasm in the short term. Yet, the overall fundamentals appear to be strong.

                                                     Sincerely,



      Maceo K. Sloan                                 Eric Steedman
      Portfolio Manager                              Portfolio Manager
      NCM Capital Management Group, Inc.             The Dreyfus Corporation

July 21, 1997
New York, N.Y.

 * Total return includes reinvestment of dividends and any capital gains paid. ** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

The Dreyfus Socially Responsible Growth Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments                              June 30, 1997 (Unaudited)


Common Stocks--91.4%                                                                  Shares          Value
-------------------------------------------------------------------------------    ------------   -------------
        Consumer Non-Durables--13.8%   Avon Products............................      40,000     $ 2,822,500
                                       CPC International........................      30,000       2,769,375
                                       Clorox...................................      28,500       3,762,000
                                       Coca-Cola................................      55,400       3,739,500
                                       Colgate-Palmolive........................      65,800       4,293,450
                                       Gillette.................................      48,200       4,566,950
                                       Interstate Bakeries......................      32,600       1,933,587
                                       Jones Apparel Group...................(a)      38,500       1,838,375
                                       McCormick & Co...........................      27,900         704,475
                                                                                                 -----------
                                                                                                  26,430,212
                                                                                                 -----------

              Consumer Services--5.6%  BET Holdings, Cl. A...................(a)      15,200         497,800
                                       CUC International.....................(a)     106,700       2,754,193
                                       Disney (Walt)............................      49,300       3,956,325
                                       Service Corp. International..............     110,200       3,622,825
                                                                                                 -----------
                                                                                                  10,831,143
                                                                                                 -----------

         Electronic Technology--10.9%  Cisco Systems.........................(a)      65,900       4,423,537
                                       EMC...................................(a)      77,500       3,022,500
                                       Intel....................................      21,300       3,020,606
                                       Linear Technology.....................(a)      45,800       2,370,150
                                       Seagate Technology....................(a)      37,200       1,308,975
                                       Sun Microsystems......................(a)      68,200       2,538,318
                                       3COM..................................(a)      92,600       4,167,000
                                                                                                 -----------
                                                                                                  20,851,086
                                                                                                 -----------

                       Finance--21.8%  AFLAC...................................       43,200       2,041,200
                                       Allstate.................................      33,000       2,409,000
                                       American International Group.............      22,300       3,331,062
                                       BANKBOSTON...............................      64,700       4,662,443
                                       BankAmerica..............................      63,600       4,106,175
                                       Chase Manhattan..........................      32,100       3,115,706
                                       Citicorp.................................      37,300       4,496,981
                                       Fannie Mae...............................     128,600       5,610,175
                                       Green Tree Financial.....................     107,100       3,815,437
                                       PNC Bank.................................      59,700       2,485,012
                                       Summit Bancorp...........................      39,100       1,959,887
                                       SunAmerica...............................      78,300       3,817,125
                                                                                                 -----------
                                                                                                  41,850,203
                                                                                                 -----------

             Health Technology--14.9%  Amgen.................................(a)      58,900       3,423,562
                                       Boston Scientific.....................(a)      25,000       1,535,937
                                       Bristol-Myers Squibb.....................      61,200       4,957,200
                                       Guidant..................................      41,900       3,561,500
                                       Johnson & Johnson........................      72,400       4,660,750
                                       Medtronic................................      63,000       5,103,000
                                       Merck & Co...............................      52,100       5,392,350
                                                                                                 -----------
                                                                                                  28,634,299
                                                                                                 -----------

The Dreyfus Socially Responsible Growth Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                  June 30, 1997 (Unaudited)


Common Stocks (continued)                                                             Shares         Value
-------------------------------------------------------------------------------    ------------  -------------
            Industrial Services--3.3%  Global Marine.........................(a)      40,000      $   930,000
                                       Schlumberger.............................      34,600        4,325,000
                                       Seitel................................(a)      28,800        1,094,400
                                                                                                 ------------
                                                                                                    6,349,400
                                                                                                 ------------

             Process Industries--3.7%  Avery Dennison...........................      54,500        2,186,812
                                       Bemis....................................      83,000        3,589,750
                                       Fort Howard...........................(a)      24,100        1,220,062
                                                                                                 ------------
                                                                                                    6,996,624
                                                                                                 ------------

         Producer Manufacturing--2.4%  Dover....................................      74,500        4,581,750
                                                                                                 ------------

                   Retail Trade--4.6%  Consolidated Stores...................(a)      78,250        2,719,187
                                       OfficeMax.............................(a)     127,100        1,835,006
                                       Sears, Roebuck & Co......................      65,700        3,531,375
                                       Viking Office Products................(a)      39,100          742,900
                                                                                                 ------------
                                                                                                    8,828,468
                                                                                                 ------------

            Technology Services--7.7%  BMC Software..........................(a)      84,800        4,695,800
                                       Computer Associates International........      46,100        2,567,193
                                       Microsoft.............................(a)      28,800        3,639,600
                                       Oracle................................(a)      75,200        3,788,210
                                                                                                 ------------
                                                                                                   14,690,803
                                                                                                 ------------

                  Transportation--.9%  Federal Express.......................(a)      29,900        1,726,725
                                                                                                 ------------

                      Utilities--1.8%  WorldCom..............................(a)     107,700        3,446,400
                                                                                                 ------------

                                       TOTAL COMMON STOCKS
                                         (cost $142,773,586)....................                 $175,217,113
                                                                                                 ============

                                                                                  Principal
Short-Term Investments--8.7%                                                        Amount
-------------------------------------------------------------------------------  -----------
               U.S. Treasury Bills:   4.92%, 7/31/1997......................... $    141,000     $    140,412
                                       5.22%, 8/7/1997..........................   1,664,000        1,655,414
                                       5.24%, 8/14/1997.........................      50,000           49,691
                                       4.96%, 8/21/1997.........................   8,726,000        8,663,347
                                       4.90%, 9/4/1997..........................     334,000          330,937
                                       4.91%, 9/18/1997.........................   5,881,000        5,815,486
                                                                                                 ------------
                                       TOTAL SHORT-TERM INVESTMENTS
                                         (cost $16,658,501).....................                 $ 16,655,287
                                                                                                 ============
TOTAL INVESTMENTS (cost $159,432,087)...........................................      100.1%     $191,872,400
                                                                                      ======     ============
LIABILITIES, LESS CASH AND RECEIVABLES..........................................        (.1%)    $    (98,362)
                                                                                      ======     ============
NET ASSETS......................................................................      100.0%     $191,774,038
                                                                                      ======     ============

Notes to Statement of Investments:
------------------------------------------------------------------------------
(a) Non-income producing.


                       See notes to financial statements.

The Dreyfus Socially Responsible Growth Fund, Inc.
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                   June 30, 1997 (Unaudited)

                                                                                              Cost           Value
                                                                                         --------------  -------------
ASSETS:                       Investments in securities--See Statement of Investments     $159,432,087    $191,872,400
                              Cash.............................................                                198,205
                              Dividends and interest receivable................                                 78,043
                              Prepaid expenses.................................                                 18,410
                                                                                                          ------------
                                                                                                           192,167,058
                                                                                                          ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                118,675
                              Payable for investment securities purchased......                                220,300
                              Accrued expenses.................................                                 54,045
                                                                                                          ------------
                                                                                                               393,020
                                                                                                          ------------

NET ASSETS.....................................................................                           $191,774,038
                                                                                                          ============

REPRESENTED BY:               Paid-in capital..................................                           $155,882,895
                              Accumulated undistributed investment income--net..                               467,860
                              Accumulated net realized gain (loss) on investments                            2,982,970
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4..........................                            32,440,313
                                                                                                          ------------

NET ASSETS.....................................................................                           $191,774,038
                                                                                                          ============

SHARES OUTSTANDING
(150 million shares of $.001 par value Common Stock authorized)................                              8,204,554

NET ASSET VALUE, offering and redemption price per share.......................                                 $23.37
                                                                                                                ======


                       See notes to financial statements.

The Dreyfus Socially Responsible Growth Fund, Inc.
-------------------------------------------------------------------------------
Statement of Operations              Six Months Ended June 30, 1997 (Unaudited)


INVESTMENT INCOME

INCOME:                       Cash dividends ..................................                $     680,316
                              Interest.........................................                      378,811
                                                                                               -------------
                                   Total Income................................                                 $  1,059,127

EXPENSES:                     Investment advisory fee--Note 3(a)................                     571,913
                              Professional fees................................                       24,780
                              Registration fees................................                       16,072
                              Custodian fees--Note 3(b).........................                       7,853
                              Directors' fees and expenses--Note 3(c)..........                        5,342
                              Loan commitment fees--Note 2......................                         781
                              Shareholders' reports............................                          721
                              Miscellaneous....................................                        6,237
                                                                                               -------------
                                   Total Expenses..............................                                       633,699
                                                                                                                  -----------
INVESTMENT INCOME--NET..........................................................                                      425,428

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                              Net realized gain (loss) on investments..........                $   2,760,156
                              Net unrealized appreciation (depreciation)
                                on investments.................................                   20,996,913
                                                                                               -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                    23,757,069
                                                                                                                  -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                    $24,182,497
                                                                                                                  ===========



                       See notes to financial statements.

The Dreyfus Socially Responsible Growth Fund, Inc.
-------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                            Six Months Ended
                                                                             June 30, 1997       Year Ended
                                                                               (Unaudited)     December 31, 1996
                                                                            ----------------  ------------------
OPERATIONS:

  Investment income--net...............................................        $    425,428      $     292,261
  Net realized gain (loss) on investments..............................           2,760,156          4,325,349
  Net unrealized appreciation (depreciation) on investments............          20,996,913          7,720,782
                                                                               ------------       ------------
      Net Increase (Decrease) in Net Assets Resulting from Operations..          24,182,497         12,338,392
                                                                               ------------       ------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net...............................................             --                (251,529)
  Net realized gain on investments.....................................             --              (4,505,355)
                                                                               ------------        -----------
      Total Dividends..................................................             --              (4,756,884)
                                                                               ------------        -----------
CAPITAL STOCK TRANSACTIONS:
 Net proceeds from shares sold........................................          100,505,494        136,594,495
  Dividends reinvested.................................................             --               4,756,884
  Cost of shares redeemed..............................................         (47,483,946)       (66,020,126)
                                                                               ------------        -----------
      Increase (Decrease) in Net Assets from Capital Stock Transactions          53,021,548         75,331,253
                                                                               ------------        -----------
        Total Increase (Decrease) in Net Assets........................          77,204,045         82,912,761

NET ASSETS:
  Beginning of Period..................................................         114,569,993         31,657,232
                                                                               ------------       ------------
  End of Period........................................................        $191,774,038       $114,569,993
                                                                               ============       ============
Undistributed investment income--net...................................        $    467,860       $     42,432
                                                                               ------------       ------------

                                                                                  Shares             Shares
                                                                               ------------       ------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold..........................................................          4,688,984           7,039,912
  Shares issued for dividends reinvested...............................             --                 233,664
  Shares redeemed......................................................         (2,188,621)         (3,398,612)
                                                                               -----------        ------------
      Net Increase (Decrease) in Shares Outstanding....................          2,500,363           3,874,964
                                                                               ===========        ============


                       See notes to financial statements.

The Dreyfus Socially Responsible Growth Fund, Inc.
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                               Six Months Ended             Year Ended December 31,
                                                 June 30, 1997     --------------------------------------------
PER SHARE DATA:                                   (Unaudited)        1996       1995        1994       1993(1)
                                                   ---------       --------   --------  ------------  ---------
   Net asset value, beginning of period.....         $20.09         $17.31     $13.23      $13.38       $12.50
                                                     ------         ------     ------      ------       ------
   Investment Operations:
   Investment income--net...................            .05            .05        .08         .35          .04
   Net realized and unrealized gain (loss)
      on investments........................           3.23           3.63       4.49        (.15)         .88
                                                     ------         ------     ------      ------       ------
   Total from Investment Operations.........           3.28           3.68       4.57         .20          .92
                                                     ------         ------     ------      ------       ------
   Distributions:
   Dividends from investment income--net....           --             (.05)      (.08)       (.35)        (.04)
   Dividends from net realized gain
      on investments........................           --             (.85)      (.41)         --          --
                                                     ------         ------     ------      ------       ------
   Total Distributions......................           --             (.90)      (.49)       (.35)        (.04)
                                                     ------         ------     ------      ------       ------
   Net asset value, end of period...........         $23.37         $20.09     $17.31      $13.23       $13.38
                                                     ======         ======     ======      ======       ======
TOTAL INVESTMENT RETURN.....................          16.33%         21.23%     34.56%       1.49%        7.35%(2)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets    .41%(2)        .95%      1.27%        .25%         .06%(2)
   Ratio of interest expense to average net assets     --              .01%      --            --          --
   Ratio of net investment income to
      average net assets....................            .28%(2)        .42%       .70%       4.58%         .64%(2)
   Decrease reflected in above expense ratios
      due to undertakings by Dreyfus and
      sub-investment adviser................           --              .03%       .06%       2.60%        6.19%(2)
   Portfolio Turnover Rate..................          18.91%(2)     126.41%     88.52%     373.68%         --
   Average commission rate paid (3).........         $.0587         $.0578       --            --          --
   Net Assets, end of period (000's Omitted)       $191,774       $114,570    $31,657     $10,406       $1,372

-----------------------------
(1) From October 7, 1993 (commencement of operations) to December 31, 1993.
(2) Not annualized.
(3) For fiscal years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                       See notes to financial statements.

The Dreyfus Socially Responsible Growth Fund, Inc.
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

     Dreyfus Socially Responsible Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide capital growth through equity investments in companies that not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). NCM Capital Management Group, Inc. ("NCM") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold without a sales charge.

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     (a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

     (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

     (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

     (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended June 30, 1997, the Fund did not borrow under the Facility.

The Dreyfus Socially Responsible Growth Fund, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

     (a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

     Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fees are payable monthly by Dreyfus, and are based upon the value of the Fund's average daily net assets, computed at the following annual rates:

          Average Net Assets
          ------------------

          0 to $32 million..........................................   .10 of 1%

          In excess of $32 million to $150 million..................   .15 of 1%

          In excess of $150 million to $300 million.................   .20 of 1%

          In excess of $300 million.................................   .25 of 1%

     (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts. During the period ended June 30, 1997, the Fund was charged an aggregate of $5,774 pursuant to the Shareholder Services Plan.

     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund.

     The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended June 30, 1997, $7,853 was charged by Mellon pursuant to the custody agreement.

     (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

     The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1997, amounted to $71,350,843 and $25,931,923, respectively.

     At June 30, 1997, accumulated net unrealized appreciation on investments was 32,440,313, consisting of $32,944,882 gross unrealized appreciation and $504,569 gross unrealized depreciation.

     At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Dreyfus Socially Responsible
Growth Fund, Inc.
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
NCM Capital Management Group, Inc.
103 West Main Street
Durham, NC 27705

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                      111SA976